UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 26, 2004
                                                --------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2004-2 Mortgage Pass-Through Certificates, Series 2004-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-106982-17              06-1204982
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(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)          Identification No.)


1285 Avenue of the Americas, New York, New York                  10019
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

ITEM 5. Other Events
        ------------

      On February 26, 2004 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages 2004-2 Mortgage Pass-Through Certificates, Series 2004-2, Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 3-A-1, Class M-1, Class M-2, Class M-3 and Class B certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2004, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer and custodian, JPMorgan Chase Bank, as trustee and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages 2004-2 Mortgage Pass-Through Certificates, Series 2004-2, Class X, Class R and Class LR certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7. Financial Statements and Exhibits
        ---------------------------------

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------

        4 Pooling and Servicing Agreement, dated as of February 1, 2004, among Mortgage Asset Securitization Transactions, Inc., UBS Real Estate Securities Inc., Wells Fargo Bank, N.A. and JPMorgan Chase Bank.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.


                              By:        /s/ Glenn McIntyre
                                 -----------------------------------------------
                                   Name: Glenn McIntyre
                                   Title: Associate Director

                              By:        /s/ Steve Warjanka
                                 -----------------------------------------------
                                   Name: Steve Warjanka
                                   Title:   Associate Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.                 Description                           Electronic (E)
-----------                 -----------                           --------------

4                           Pooling and Servicing Agreement,            (E)
                            dated as of February 1, 2004,
                            among Mortgage Asset
                            Securitization Transactions,
                            Inc., UBS Real Estate Securities
                            Inc., Wells Fargo Bank, N.A. and
                            JPMorgan Chase Bank.